                                                                    EXHIBIT 23.3

                               CONSENT OF COUNSEL

    We consent to the reference to us under the heading "Experts" in this Registration Statement on Form S-1.


/s/ RAEVENTNER LAW GROUP
Raeventner Law Group



September 15, 2000